                         ANNUAL REPORT / OCTOBER 31 1998

                            AIM EASTERN EUROPE FUND



                                  Cover Image





AIM Logo


                          INVEST WITH DISCIPLINE-REGISTERED TRADEMARK-

Cover Image

URBAN LANDSCAPE BY ILIA IVANOVITCH MACHOV EASTERN EUROPE IS MAKING THE CHALLENGING TRANSITION FROM A STATE-RUN TO A FREE-MARKET ECONOMY. BURGEONING NEW ENTERPRISES ARE SPROUTING UP IN AND AROUND THE REGION'S MANY PICTURESQUE CITIES AND TOWNS. WE BELIEVE MACHOV'S PAINTING WITH ITS VIBRANT COLORS CAPTURES THE REGION'S CHARM AS WELL AS ITS GREAT POTENTIAL.

AIM Eastern Europe Fund is for shareholders who seek long term capital appreciation. The Fund invests primarily in equity and debt securities of issuers located in Eastern Europe.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

- AIM Eastern Europe Fund's (formerly GT Global Eastern Europe Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. The Fund's performance is computed at net asset value without a sales charge.

- The Fund's investment return and principal value, as well as its market price per share, will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-        Past performance cannot guarantee comparable future results.

- International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders.

SHARE REPURCHASE SUMMARY FOR AIM EASTERN EUROPE FUND

AS AN INTERVAL FUND, THE FUND IS REQUIRED TO MAKE ANNUAL OFFERS TO REPURCHASE A PERCENTAGE OF ITS OUTSTANDING SHARES, WITH REDEMPTION PROCEEDS TO BE PAID TO PARTICIPATING SHAREHOLDERS IN CASH. THE PERCENTAGE OF OUTSTANDING SHARES THAT THE FUND WILL OFFER TO REPURCHASE IN EACH ANNUAL OFFER WILL BE ESTABLISHED BY THE BOARD OF TRUSTEES SHORTLY BEFORE THE COMMENCEMENT OF THE OFFER, BUT IT WILL NOT BE LESS THAN 5% OR MORE THAN 25% OF THE FUND'S OUTSTANDING SHARES.



AIM EASTERN EUROPE FUND

ANNUAL REPORT / CHAIRMAN'S LETTER

Chairman's Photo

DEAR FELLOW SHAREHOLDER:

During the fiscal year covered by this report, a variety of events converged to produce austere market conditions in several sectors and geographic areas: fallout from currency devaluations in Southeast Asia, the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, fear that Latin America could be engulfed by the world's difficulties, and the virtual collapse of commodity prices as worldwide economic growth faltered and many nations slipped into recession.

We understand how unnerving it is to have an investment lose value. While the difficult market environment helps explain much of your Fund's poor performance, it is not the whole story. When we added the former GT Global funds to our fund family, we understood that several of them needed to bolster their performance substantially. We also recognized their significant long-term potential, and now that we are the funds' investment advisor, we will strive to see that potential realized over time. Where necessary, we have begun to make the changes in investment strategy we believe will enhance your Fund's performance. We intend to continue managing your Fund with the careful oversight and disciplined investment strategy used in all AIM funds, and we hope you will share our patience as investors while we work to improve your Fund's performance.

On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved and how they managed the portfolio during the fiscal year and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative.

INVESTING FUNDAMENTALS UNCHANGED

However difficult many markets have been this fiscal year, the fundamental principles of investing are unchanged:

- broad portfolio diversification, in which this Fund is part of a complete investment strategy designed with your personal financial goals in mind;

- realistic expectations, recognizing that the potential for downturns is always present;

-        as always, long-term thinking.

Your financial consultant is your best resource not only for helping you construct a diversified portfolio but also for helping you weather turbulent markets and keep your eye on your long-term goals.

We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.

We thank you for your continued participation in The AIM Family of Funds-REGISTERED TRADEMARK-.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

WE INTEND TO CONTINUE MANAGING YOUR FUND WITH THE CAREFUL OVERSIGHT AND DISCIPLINED INVESTMENT STRATEGY USED IN ALL AIM FUNDS.


AIM EASTERN EUROPE FUND

ANNUAL REPORT / MANAGERS' OVERVIEW


FUND SHIFTS FOCUS TO POLAND, HUNGARY


RUSSIA'S ECONOMIC MELTDOWN IN AUGUST 1998 HAD WORLDWIDE REPERCUSSIONS. HOW DID IT AFFECT THE PERFORMANCE OF AIM EASTERN EUROPE FUND?

Russia's economic collapse in August had a significant impact on the Fund's performance. For the fiscal year ended October 31, 1998, total return at net asset value was -48.44% for the Fund, which is traded on the New York Stock Exchange (NYSE:GTF). The Fund showed signs of recovery, however, toward the end of the fiscal year. For October, total return was 9.71% while the share price rose 17.72%. The improvement in the Fund's performance reflected an upturn in the Hungarian, Polish, and Russian stock markets.

WHAT PRECIPITATED THE ECONOMIC CRISIS IN RUSSIA?

On August 17, the Russian government effectively devalued the ruble and defaulted on its short-term debt. Russia's inability to meet its debt obligations stemmed primarily from a grossly inefficient tax collection system and a general lack of hard currency in the country. At the same time, Russia's struggling economy had been hurt by the falling price of oil, one of the nation's major exports. The uncertainty surrounding the health of President Boris Yeltsin and serious concerns about his ability to lead the nation exacerbated the situation.

The economic and political crisis precipitated the fall of the government of reform-minded Prime Minister Sergei Kiriyenko. A new government acceptable to the communist- and nationalist-dominated Parliament was eventually formed, with former Foreign Minister Yevgeny Primakov serving as prime minister. While Primakov made a number of vague proposals to end the economic turmoil, the country's direction as well as its ability to resolve the crisis were by no means certain.

WHAT IMPACT DID RUSSIA'S PROBLEMS HAVE ON STOCK MARKETS IN EASTERN EUROPE?

The once high-flying Russian stock market was already in decline when the crisis sent it plummeting further. Russian stocks had been falling since the Asian crisis rocked world markets in 1997. Although the Russian market rebounded impressively in October 1998, it still ended the month 85% below its value in December 1997. The Polish and Hungarian stock markets both posted double-digit gains during the first half of the fiscal year before the Russian crisis sent them spiraling downward. Both markets recovered relatively quickly, however. The Hungarian market rose 17% in October and the Polish and Czech markets posted similar gains.

HOW HAVE YOU SHIFTED THE FUND'S COUNTRY WEIGHTINGS?

Even before the devaluation of the ruble, we were greatly reducing the Fund's exposure to Russia because of the highly uncertain economic and political climate there. We pared the Fund's Russian holdings, which composed 49.6% of portfolio on April 30, 1998, to 12.7% at the end of the fiscal year. We maintained our Hungarian exposure at about 32% while increasing our Polish holdings from 8.7% to 15.3% of the portfolio. Because of the very uncertain market conditions, we increased the Fund's cash position from about 4.4% to 30% during the second half of the fiscal year. Going forward, we expect to reduce the Fund's cash position while increasing its exposure to the Polish and Hungarian markets. We also plan to divest the Fund of some of its smaller Russian holdings as opportunities arise.

WHY DO YOU FIND POLAND AND HUNGARY ATTRACTIVE?

Over the past few years, Hungary and Poland have pursued sound economic policies that have resulted in falling inflation, declining unemployment, and robust economic growth. Although world economic growth is expected to be only 1% or less in 1999, we anticipate the Polish economy will grow at least 5% next year while the Hungarian economy will grow at least 3%. Both Poland and Hungary have aspirations to join the European Union (EU). We expect this will be an incentive for both countries to continue on the path toward political, economic, and social reform.

HOW DO YOU SELECT STOCKS FOR THE PORTFOLIO?

We use a bottom-up analysis that focuses on the earnings growth of a company. In assessing the valuation of a stock, we compare its price to that of the stocks of similar companies in Eastern Europe, in other developing markets in Asia and Latin America, and in Western Europe and North America. We also like companies that are potential takeover targets, as the value of a company's stock normally appreciates when it is acquired.

Typically, we like companies that are oriented toward meeting growth in domestic consumer demand. These companies include retailers, banks, brewers, and chocolate manufacturers. Eastern Europe's potential lies primarily in its prospects as a large consumer market. The region has a population of 450 million.

WHAT OTHER CHANGES ARE YOU MAKING TO THE PORTFOLIO?

We are reducing the number of holdings in the portfolio and focusing on the stocks of companies we believe have the greatest earnings growth potential. At the end of

SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

AIM EASTERN EUROPE FUND

ANNUAL REPORT / MANAGERS' OVERVIEW

the fiscal year, the Fund had 38 holdings. We ultimately expect to reduce that number to about 30.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS AT THE END OF FISCAL YEAR?

Magyar Tavkozlesi (MATAV), the Fund's largest holding, is a Hungarian telecommunications company. The firm, which is majority owned by Germany's Deutsche Telekom and Ameritech Corp. of the U.S., has experienced excellent earnings growth. MOL Magyar Olaj-es Gazipari Rt. is a Hungarian oil company. MOL owns and operates three refineries, oil and gas pipelines, service stations, and natural gas storage facilities. Surgutneftegaz is a major oil company in Russia while Pannonplast Rt. is a Hungarian plastics company. Bank Handlowy W. Warszawie S.A., one of Poland's leading banks, was privatized in 1997 and offers financial services mainly to large and mid-sized enterprises. Bank Rozwoju Eksportu S.A., another Polish bank, offers financial services to exporters, domestic companies, and state agencies.

WHAT IS YOUR OUTLOOK?

We continue to be impressed by Eastern Europe's vast possibilities. Perhaps no country better exemplifies the region's great potential--as well as its inherent risks--than Russia. The country has many of the elements for success, including vast natural resources and an educated workforce. However, its economic and political problems are serious. And there is no guarantee the country will continue on the path toward a free-market economy. In other parts of Eastern Europe, the situation is much more encouraging. Poland and Hungary in particular appear to be making the successful transition from a Soviet-style, state-run economy, dominated by heavy industry, to a free market, consumer-oriented economy. Moreover, these countries, along with the Czech Republic and several others in the region, have displayed a relatively high degree of political stability. Thus, we remain optimistic about Eastern Europe's long-term prospects.

PORTFOLIO COMPOSITION
As of 10/31/98, based on total net assets

GEOGRAPHIC ALLOCATION

1. Hungary                         31.5%

2. United States                   28.5

3. Poland                          15.2

4. Russia                          12.8

5. Austria                          2.8

6. Croatia                          2.6

7. Ireland                          1.5

8. Romania                          1.4

9. Ukraine                          1.1

10. Lithuania                       1.0


TOP 10 EQUITY HOLDINGS

1. Magyar Tavkozlesi (MATAV) (Hungary)                         11.5%

2. MOL Magyar Olaj-es Gazipari Rt. (Hungary)                   10.6

3. Surgutneftegaz (Russia)                                      3.3

4. Pannonplast Rt (Hungary)                                     3.1

5. Bank Handlowy W. Warszawie S.A. (Poland)                     2.8

6. Bank Rozwoju Eksportu S.A. (Poland)                          2.8

7. Julius Meinl International AG (Austria)                      2.8

8. Bank Slaski S.A. (Poland)                                    2.8

9. Gazprom (Russia)                                             2.6

10. Pliva d. d. (Croatia)                                       2.5

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.


ABOUT THE PORTFOLIO MANAGERS

PETER JARVIS--Fund Manager with the Fund's sub-advisor, INVESCO Asset Management Ltd. in London, since 1993, and since 1998 a member of the INVESCO Central and Eastern Europe Asset Management Group specializing in Eastern Europe. Mr. Jarvis became lead Portfolio Manager for the Fund in 1998. He received his B.A. Hons. in Mathematics from St. John's College (Oxford University) in 1993.

JONATHAN BROCK--Senior Investment Manager with INVESCO Asset Management Ltd. in London since 1994. Also since 1994, he has been a member of the INVESCO Central and Eastern Europe Asset Management Group. Mr. Brock became Portfolio Manager for the Fund in 1998. From 1991 to 1994, he was a Chartered Accountant with Price Waterhouse in London. He received his M.A. Hons. in Classics from Cambridge University in 1990.

NADYA WELLS--Investment Manager with INVESCO Asset Management Ltd. in London since 1995. Also since 1995, she has been a member of the INVESCO Central and Eastern Europe Asset Management Group. Ms. Wells became Portfolio Manager for the Fund in 1998. From 1993 to 1995 she was with Ernst & Young Management Consultancy in London. She received her B.A. Hons. in Modern History and Modern Languages from Oxford University in 1993.

ROY BRACHER--Managing Director of INVESCO Asset Management Ltd. in London since 1989. He founded and is a Managing Director of the INVESCO Central and Eastern Europe Asset Management Group. Mr. Bracher became Portfolio Manager for the Fund in 1998. He received his B.A. in Economics from Warwick University in 1971.


SEE IMPORTANT FUND AND INDEX DISCLOSURES INSIDE FRONT COVER.

AIM EASTERN EUROPE FUND

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ANNUAL REPORT / REINVESTMENT PLAN

DIVIDEND REINVESTMENT PLAN

The AIM Eastern Europe Fund ("Fund") Dividend Reinvestment Plan offers you a way to automatically reinvest income from dividends and capital gain distributions (collectively referred to as "dividends") in shares of the Fund. State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 01166 ("State Street"), acts as your Plan Agent in administering the Plan. All reinvestments are in full and fractional shares. The complete terms and conditions of the Dividend Reinvestment Plan may be obtained from AIM Fund Services, Box 4739, Houston, TX 77210-4739. Please Note: If shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information.

You are automatically enrolled in the Plan unless you specifically elect to receive dividends in cash. If you own shares in your own name, you should notify State Street, the Plan Agent, in writing if you wish to receive dividends in cash.

If the Fund declares a dividend, you, as a participant in the Plan, will automatically receive shares of the Fund. If the Fund's net asset value per share on the payment date equals or is less than the market price per share plus estimated brokerage commissions ("market premium"), the Plan Agent will invest the dividend amount in newly issued Fund shares on your behalf. The number of newly issued shares to be credited to your account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued; provided that the discount from the then current market price may not exceed 5%. If the net asset value is greater than the market price plus estimated brokerage commissions ("market discount"), the Plan Agent will invest the dividend amount in shares purchased on the New York Stock Exchange (NYSE) or otherwise on the open market to the extent available. If, before the Plan Agent has completed its open-market purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and, with respect to the uninvested portion of the dividend amount, participants in the Plan will receive newly issued shares.

There is no direct charge to participants for reinvesting dividends since the Plan Agent's fees are paid by the Fund. Whenever shares are purchased on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of the brokerage commissions incurred by the Plan Agent. Please Note:
The automatic reinvestment of dividends does not relieve you of any income tax which may be payable or required to be withheld on dividends.

You will receive an account statement from the Plan Agent after the distribution is paid, showing total dividends, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you.

You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent according to the Plan. If you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in non-certificated form.


AIM EASTERN EUROPE FUND

                          ANNUAL REPORT/REINVESTMENT PLAN

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to the date of written notice of the change sent to the participants of the Plan at least 90 days before the record date for such dividend. The Plan may also be amended or terminated by the Plan Agent, with the Fund's prior written consent on at least 90 days' prior written notice to participants in the Plan.

You may withdraw from the Plan without penalty at any time. Withdrawal requests should be directed to the Plan Agent and should include the name of the Fund and shareholder's name and address as they appear on the share certificate. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by shareholder to take all subsequent dividends in cash. Elections will only be effective for dividends declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. If you do withdraw from the Plan, you will receive, without charge, a certificate issued in your name for all full shares; or if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert to cash, at the then-current market price, any fractional shares you hold at the time of withdrawal and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communication regarding the Plan to the Plan Agent at the address noted above. If shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

FUNDAMENTAL PERIODIC REPURCHASE POLICY.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

A. The Fund will make offers to repurchase its shares at annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time ("Offers"). The Board may place such conditions and limitations on Offers as may be permitted pursuant to Rule 23c-3 or SEC order.

B. The third Friday in April of each year, or the immediately preceding business day if such day is not a business day, will be the deadline (the "Repurchase Request Deadline") by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer.

C. The date on which the repurchase price for shares is to be determined (the "Repurchase Pricing Date") shall occur no later than the fourteenth day after a Repurchase Request Deadline, or the next business day if such day is not a business day.

D. Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

AIM EASTERN EUROPE FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of AIM Eastern Europe Fund (formerly G.T. Global Eastern Europe Fund):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Eastern Europe Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

BOSTON, MASSACHUSETTS
DECEMBER 18, 1998

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)      ASSETS (a)
--------------------------------------------------------------  --------   -----------   -----------   -------------
Energy (20.2%)
  MOL Magyar Olaj - es Gazipari Rt. - Reg S GDR (b)(f) .......   HGRY          218,800   $ 4,977,700        10.6
    OIL
  Surgutneftegaz - ADR (b) ...................................   RUS           743,500     1,579,937         3.3
    OIL
  Gazprom Reg S ADR (b)(f) ...................................   RUS           130,000     1,212,250         2.6
    ELECTRICAL & GAS UTILITIES
  Unified Energy Systems .....................................   RUS                --            --         1.1
    ELECTRICAL & GAS UTILITIES
    Reg S GDR (b)(f) .........................................   --             88,500       276,563          --
    Common (b) ...............................................   --          6,920,000       221,440          --
  Mosenergo - ADR (b) ........................................   RUS           208,480       416,960         0.9
    ELECTRICAL & GAS UTILITIES
  Bitech Petroleum Corp.(d) ..................................   CAN           516,295       401,656         0.9
    OIL
  Ceske Energeticke Zavody AS (d) ............................   CZK            15,600       355,088         0.7
    ELECTRICAL & GAS UTILITIES
  Elektrim Spolka Akcyjna S.A. ...............................   POL             4,653        55,425         0.1
    ENERGY SOURCES
                                                                                         -----------
                                                                                           9,497,019
                                                                                         -----------
Services (17.2%)
  Magyar Tavkozlesi Rt. - ADR (b) ............................   HGRY          202,700     5,447,562        11.5
    TELEPHONE - NETWORKS
  Julius Meinl International AG ..............................   ASTRI          64,000     1,319,248         2.8
    RETAILERS - FOOD
  Danubius Hotels and Spa Rt. (d) ............................   HGRY           37,000       597,159         1.3
    LEISURE & TOURISM
  Nizhny Novgorod Sviazinform (b) ............................   RUS           295,000       247,800         0.5
    TELECOM - OTHER
  Russian Telecommunication Development Corp. ................   RUS                --            --         0.5
    TELEPHONE NETWORKS
    Non-voting (b)(c)(d)(e) ..................................   --             52,600       129,396          --
    Voting (b)(c)(d)(e) ......................................   --             38,400        94,464          --
  Samara Svyazinform .........................................   RUS                --            --         0.4
    TELEPHONE - REGIONAL/LOCAL
    Common (b)(e) ............................................   --              4,600        94,300          --
    Preferred (b)(e) .........................................   --              8,900        91,225          --
  Chelyabinsk Svyazinform (b) ................................   RUS            14,109        93,472         0.2
    TELECOM - OTHER
  Technoimpex (b)(c)(d)(e) ...................................   HGRY            1,400            --          --
    WHOLESALE & INTERNATIONAL TRADE
                                                                                         -----------
                                                                                           8,114,626
                                                                                         -----------
Finance (14.9%)
  Bank Handlowy W. Warszawie .................................   POL                --            --         2.8
    BANKS - MONEY CENTER
    Common ...................................................   --             70,000       772,807          --
    Reg S GDR (b)(f) .........................................   --             47,139       537,384          --
    GDR (g) ..................................................   --              2,590        29,576          --
  Bank Rozwoju Eksportu S.A. .................................   POL            63,120     1,320,349         2.8
    BANKS - MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)      ASSETS (a)
--------------------------------------------------------------  --------   -----------   -----------   -------------
Finance (Continued)
  Bank Slaski S.A. ...........................................   POL            26,059   $ 1,302,193         2.8
    BANKS - MONEY CENTER
  OTP Bank Reg S GDR (b)(f) ..................................   HGRY           28,000     1,015,000         2.2
    BANKS - MONEY CENTER
  Big Bank Gdanski S.A. ......................................   POL           797,733       822,764         1.7
    BANKS - MONEY CENTER
  Kredyt Bank S.A. Reg S GDR (b)(d)(f) .......................   POL            34,770       693,661         1.5
    BANKS - MONEY CENTER
  Vilniaus Bankas AB Reg S GDR (b)(f) ........................   LIT           104,591       483,733         1.0
    BANKS - MONEY CENTER
  Zagrebacka Banka d.d. GDR (b)(d) ...........................   CRT             5,820        62,274         0.1
    BANKS - MONEY CENTER
  Ergo Bank S.A. .............................................   GK                  1            89          --
    BANKS - MONEY CENTER
                                                                                         -----------
                                                                                           7,039,830
                                                                                         -----------
Materials/Basic Industry (4.9%)
  Pannonplast Rt. ............................................   HGRY           47,673     1,472,882         3.1
    PLASTICS & RUBBER
  Stomil Olsztyn S.A. ........................................   POL           161,674       821,992         1.8
    PLASTICS & RUBBER
                                                                                         -----------
                                                                                           2,294,874
                                                                                         -----------
Investment Funds (4.0%)
  Baltic Republics Fund Ltd. (b)(c)(d) .......................   IRE             9,000       720,000         1.5
    COUNTRY FUND
  Romania Fund Ltd. (b)(d) ...................................   ROM            15,000       562,500         1.2
    COUNTRY FUND
  Ladenburg Thalmann Ukraine Fund Ltd. (b)(d) ................   UKR            15,000       525,000         1.1
    COUNTRY FUND
  Romanian Growth Fund PLC (b)(d) ............................   ROM            75,000        93,750         0.2
    COUNTRY FUND
                                                                                         -----------
                                                                                           1,901,250
                                                                                         -----------
Consumer Non-Durables (3.0%)
  Okocimskie Zaklady Piwowarskie S.A. (d) ....................   POL            82,626       535,317         1.2
    BEVERAGE - ALCOHOLIC
  Pick Szeged Rt. - Reg S GDR (b)(f) .........................   HGRY           38,500       332,063         0.7
    FOOD
  Zaklady Piwowarskie w Zywcu S.A. ...........................   POL             2,168       295,407         0.6
    BEVERAGE - ALCOHOLIC
  Russkie Samotsvety (b)(d) ..................................   RUS            50,000       252,500         0.5
    OTHER CONSUMER GOODS
                                                                                         -----------
                                                                                           1,415,287
                                                                                         -----------
Consumer Durables (3.0%)
  Mezogazdasagi Gepgyarto (c)(d) .............................   HGRY           40,000       580,097         1.2
    AUTO PARTS
  North American Business Industries (d) .....................   HGRY           50,000       417,320         0.9
    AUTO PARTS

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
EQUITY INVESTMENTS                                              COUNTRY      SHARES       (NOTE 1)      ASSETS (a)
--------------------------------------------------------------  --------   -----------   -----------   -------------
Consumer Durables (Continued)
  Nizhnekamskshina (b)(d) ....................................   RUS           100,000   $   407,500         0.9
    AUTO PARTS
                                                                                         -----------
                                                                                           1,404,917
                                                                                         -----------
Health Care (2.5%)
  Pliva d.d. Reg S GDR (b)(f) ................................   CRT            81,000     1,190,700         2.5
    PHARMACEUTICALS
                                                                                         -----------
                                                                                           1,190,700
                                                                                         -----------
Capital Goods (1.8%)
  Uralmash Zavody (b)(d)(e) ..................................   RUS           330,000       825,000         1.8
    MACHINERY & ENGINEERING
                                                                                         -----------
                                                                                             825,000
                                                                                         -----------       -----

TOTAL EQUITY INVESTMENTS (cost $63,578,706) ..................                            33,683,503        71.5
                                                                                         -----------       -----

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)      ASSETS (a)
--------------------------------------------------------------  --------   -----------   -----------   -------------
Government & Government Agency Obligations (17.0%)
    US Treasury Bills:
      5.00% due 1/7/99 (h) ...................................   USD         4,050,000     4,017,941         8.5
      5.00% due 11/27/98 (h) .................................   USD         4,020,000     4,007,524         8.5
    Deutsche Bank AG London Note linked to Gosudarstvennyie
     Kratkosrochynie Obligatsii 0.00% due 6/9/99 (d)(e)(i) ...   RUR        14,652,000            --          --
                                                                                         -----------
                                                                                           8,025,465
                                                                                         -----------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $9,562,927) .............                             8,025,465        17.0
                                                                                         -----------       -----

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------

                                                                                            VALUE        % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)      ASSETS (a)
--------------------------------------------------------------                           -----------   -------------
  Dated October 30, 1998, with State Street Bank & Trust Co., due November 2, 1998, for an effective yield of 5.30%
   collateralized by $4,905,000 U.S. Treasury Bonds, 7.125%
   due 2/29/00 (market value of collateral is $5,136,832
   including accrued interest). (cost $5,036,000) ............                           $ 5,036,000        10.7
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $78,177,633)  * ......................                            46,744,968        99.2
Other Assets and Liabilities .................................                               354,578         0.8
                                                                                         -----------       -----

NET ASSETS ...................................................                           $47,099,546       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        (a)  Percentages indicated are based on net assets of $47,099,546.
        (b)  U.S. currency denominated.
        (c) At October 31, 1998, the Fund owned the following restricted securities constituting 3.2% of net assets which may not be publicly sold without registration under the Securities Act of 1933 (Note 1). Additional information on restricted securities is as follows:

                                                                                                       VALUE
                                                                                                        PER
                                                              ACQUISITION DATE   SHARES     COST       SHARE
                                                              -----------------  ------  -----------   ------
             Baltic Republics Fund Ltd......................       9/02/94        9,000  $   900,000   $80.00
             Mezogazdasagi Gepgyarto........................       2/26/97       40,000      572,188   14.50
             Russian Telecommunication Development Corp.:
               Non-voting...................................      12/20/93       52,600      526,000   2.46
               Voting.......................................      12/20/93       38,400      384,000   2.46
             Technoimpex....................................      11/22/90        1,400    2,989,406   0.00

        (d)  Non-income producing security.
        (e) Valued in good faith at fair value using procedures approved by the Board of Trustees (see Note 1 of Notes to Financial Statements).
        (f) Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        (g)  Denominated in Deutsche Marks.
        (h) These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
        (i) The issuer's obligation is limited to paying the holder a maturity value based on the amounts that would have been paid to a direct holder of the referenced zero coupon government security. In August 1998, the Russian government announced a potential restructuring of its short-term debt. At that time, interest accruals ceased due to this uncertainty. Details of the restructuring have not been finalized.
          * For Federal income tax purposes, cost is $79,673,633 and appreciation (depreciation) of securities is as follows:

                 Unrealized appreciation:         $   1,156,743
                 Unrealized depreciation:           (34,085,408)
                                                  -------------
                 Net unrealized depreciation:     $ (32,928,665)
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR--American Depositary Receipt
             GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                October 31, 1998

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1998 was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS (a)
                                        -------------------------------------------
                                                     FIXED       SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      INCOME        & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Austria (ASTRI/ATS) ..................    2.8                                   2.8
Canada (CAN/CAD) .....................    0.9                                   0.9
Croatia (CRT/HRK) ....................    2.6                                   2.6
Czech Republic (CZK/CZK) .............    0.7                                   0.7
Hungary (HGRY/HUF) ...................   31.5                                  31.5
Ireland (IRE/IEP) ....................    1.5                                   1.5
Lithuania (LIT/LTL) ..................    1.0                                   1.0
Poland (POL/PLN) .....................   15.3                                  15.3
Romania (ROM/ROL) ....................    1.4                                   1.4
Russia (RUS/RUR) .....................   12.7                                  12.7
Ukraine (UKR/UKR) ....................    1.1                                   1.1
United States (US/USD) ...............               17.0           11.5       28.5
                                        ------      -----          -----      -----
Total  ...............................   71.5        17.0           11.5      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

 (a) Percentages indicated are based on net assets of $47,099,546.

    The accompanying notes are an integral part of the financial statements.

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1998

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $73,141,633) (Note 1)...............................  $ 41,708,968
  Repurchase agreement, at value and cost (Note 1)..............................................     5,036,000
  U.S. currency......................................................................  $     685
  Foreign currencies (cost $99,392)..................................................     97,972        98,657
                                                                                       ---------
  Receivable for securities sold................................................................       635,491
  Dividends and foreign withholding taxes receivable............................................       132,076
  Prepaid expenses..............................................................................         4,905
  Interest receivable...........................................................................           741
                                                                                                  ------------
    Total assets................................................................................    47,616,838
                                                                                                  ------------
Liabilities:
  Payable for securities purchased..............................................................       310,383
  Payable for printing and postage expenses.....................................................        75,000
  Payable for professional fees.................................................................        53,350
  Payable for investment management fees (Note 2)...............................................        38,395
  Payable for Trustees' fees and expenses (Note 2)..............................................        10,400
  Payable for administration fees (Note 2)......................................................         7,132
  Payable for custodian fees....................................................................         2,500
  Other liabilities.............................................................................        20,132
                                                                                                  ------------
    Total liabilities...........................................................................       517,292
                                                                                                  ------------
Net assets......................................................................................  $ 47,099,546
                                                                                                  ------------
                                                                                                  ------------
Net asset value per share ($47,099,546  DIVIDED BY 6,516,426 capital shares outstanding)........  $       7.23
                                                                                                  ------------
                                                                                                  ------------
Net assets consist of:
  Paid-in capital (Note 4)......................................................................  $ 87,989,671
  Accumulated net realized loss on investments and foreign currency transactions (Note 1).......    (9,400,517)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies....       (56,943)
  Net unrealized depreciation of investments....................................................   (31,432,665)
                                                                                                  ------------
Total -- representing net assets applicable to capital shares outstanding.......................  $ 47,099,546
                                                                                                  ------------
                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1998

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest and other..........................................................................  $    840,587
  Dividends (net of foreign withholding tax of $75,619).......................................       497,178
                                                                                                ------------
    Total investment income...................................................................     1,337,765
                                                                                                ------------
Expenses:
  Investment management fees (Note 2).........................................................     1,017,796
  Administration fees (Note 2)................................................................       162,844
  Printing and postage expenses...............................................................        73,465
  Professional fees...........................................................................        59,412
  Custodian fees..............................................................................        42,988
  Trustees' fees and expenses (Note 2)........................................................        34,432
  Transfer agent fees.........................................................................        29,713
  Other expenses..............................................................................        54,438
                                                                                                ------------
    Total expenses before reimbursement.......................................................     1,475,088
                                                                                                ------------
      Expenses reimbursed (Note 2)............................................................       (40,711)
                                                                                                ------------
    Total net expenses........................................................................     1,434,377
                                                                                                ------------
  Net investment loss.........................................................................       (96,612)
                                                                                                ------------
Net realized and unrealized loss on investments and foreign currencies: (Note1)
  Net realized loss on investments..............................................  $ (7,904,517)
  Net realized loss on foreign currency transactions............................      (194,719)
                                                                                  ------------
    Net realized loss during the year.........................................................    (8,099,236)
  Net change in unrealized depreciation on translation of assets and liabilities
   in foreign currencies........................................................       (49,219)
  Net change in unrealized depreciation of investments..........................   (38,905,480)
                                                                                  ------------
    Net unrealized depreciation during the year...............................................   (38,954,699)
                                                                                                ------------
Net realized and unrealized loss on investments and foreign currencies........................   (47,053,935)
                                                                                                ------------
Net decrease in net assets resulting from operations..........................................  $(47,150,547)
                                                                                                ------------
                                                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                                                 -----------------------------------
                                                                                       1998               1997
                                                                                 ----------------   ----------------
Increase (decrease) in net assets
Operations:
  Net investment loss..........................................................   $       (96,612)   $       (32,221)
  Net realized gain (loss) on investments and foreign currency transactions....        (8,099,236)        27,378,911
  Net change in unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currencies.......................................           (49,219)            15,419
  Net change in unrealized appreciation (depreciation) of investments..........       (38,905,480)        (2,020,222)
                                                                                 ----------------   ----------------
    Net increase (decrease) in net assets resulting from operations............       (47,150,547)        25,341,887
Distributions to shareholders: (Note 1)
  From net investment income...................................................                --           (486,813)
  From net realized gain on investments........................................       (28,514,192)       (12,964,260)
  In excess of net realized gain on investments................................           (19,505)                --
                                                                                 ----------------   ----------------
    Total distributions........................................................       (28,533,697)       (13,451,073)
Capital share transactions: (Note 4)
  Cost of shares repurchased pursuant to annual repurchase offer (Note 5)......        (4,938,777)        (6,372,020)
                                                                                 ----------------   ----------------
    Total increase (decrease) in net assets....................................       (80,623,021)         5,518,794
Net assets:
  Beginning of year............................................................       127,722,567        122,203,773
                                                                                 ----------------   ----------------
  End of year..................................................................   $    47,099,546*   $   127,722,567**
                                                                                 ----------------   ----------------
                                                                                 ----------------   ----------------

--------------
   * Including undistributed net investment income of $0.
 * * Including undistributed net investment income of $0.

    The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                             1998        1997        1996        1995        1994
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of year......  $   18.62   $   16.92   $   14.75   $   15.37   $   14.07
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........      (0.01)       0.00        0.24        0.11        0.02
  Net realized and unrealized gain
   (loss) on investments................      (7.22)       3.57        2.11       (0.38)       1.52
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (7.23)       3.57        2.35       (0.27)       1.54
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders from:
  Net investment income.................       0.00       (0.07)      (0.12)      (0.02)      (0.12)
  Net realized gain on investments......      (4.15)      (1.80)      (0.06)      (0.33)      (0.12)
  In excess of net realized gain on
   investments..........................      (0.01)         --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (4.16)      (1.87)      (0.18)      (0.35)      (0.24)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of year............  $    7.23   $   18.62   $   16.92   $   14.75   $   15.37
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------
Market value, end of year...............  $    5.81   $   16.38   $   13.75   $   12.75   $   13.00
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (based on market
 value).................................     (52.79)%     35.81%       9.35%       0.73%      (7.25)%
Ratios and supplemental data:
Net assets, end of year (in 000's)......  $  47,100   $ 127,723   $ 122,204   $ 236,698   $ 246,610
Ratio of net investment income (loss) to
 average net assets:
  With expense reimbursement (Note 2)...      (0.12)%     (0.02)%      1.09%       0.80%       0.15%
  Without expense reimbursement.........      (0.17)%       N/A         N/A         N/A         N/A
Ratio of expenses to average net assets:
  With expense reimbursement (Note 2)...       1.78%       1.88%       1.87%       1.79%       1.87%
  Without expense reimbursement.........       1.83%        N/A         N/A         N/A         N/A
Portfolio turnover rate.................         70%         95%         69%         57%         65%

----------------

N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (SEE ALSO NOTE 2)
AIM Eastern Europe Fund (the "Fund"), formerly G.T. Global Eastern Europe Fund, is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, closed-end management investment company.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, are valued at the mean between closing bid and asked prices. In cases where securities are traded on more than one exchange, or traded both on an exchange and over the counter, the securities are valued on the exchange or in the market determined by A I M Advisors, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U. S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities". The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid securities, in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the counterparty fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income and capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $7,904,517 which expires in 2006.

(I) DISTRIBUTION TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the year, restricted securities (excluding Rule 144A issues) are shown at the end of the Portfolio of Investments.

(L) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(M) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date. These securities, if any, are identified on the accompanying Portfolio of Investments. The Fund has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
A I M Advisors, Inc. (the "Manager"), an indirect wholly-owned subsidiary of AMVESCAP PLC, is the Fund's investment manager and INVESCO (NY), Inc., (formerly, Chancellor LGT Asset Management, Inc.) is the Fund's investment sub-advisor. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT") consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC.

The Fund pays the Manager management fees, which are calculated and paid monthly, at the annualized rate of 1.25% of the Fund's average weekly adjusted net assets (which, for this purpose, means the average weekly value of the total assets of the Fund, minus the sum of the accrued liabilities of the Fund, other than borrowings used for investment purposes).

Princeton Administrators, L.P. ("Princeton") acts as administrator of the Fund. The Fund pays administration fees to Princeton, calculated and paid monthly, at the annualized rate of 0.20% of the Fund's average weekly adjusted net assets. Prior to November 1, 1997, these fees had been calculated and paid at 0.25% of the Fund's average weekly adjusted net assets. The Manager has voluntarily undertaken to reduce the fee to 0.15% of the Fund's average weekly adjusted net assets through an annual reimbursement, to the Fund, of 0.05% of the Fund's average weekly adjusted net assets.

The Fund pays each of its Trustees who is not an employee, officer or director of the Manager or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1998, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $51,465,167 and $92,330,752, respectively. There were no purchases or sales of long term U.S. government obligations by the Fund for the year ended October 31, 1998.

4. CAPITAL SHARES
At October 31, 1998, there were an unlimited number of shares of beneficial interest authorized, at $0.01 par value per share. 16,045,345 shares were issued and 6,516,426 shares remained outstanding.

5. ANNUAL REPURCHASE OFFER
Pursuant to the Fund's policy of conducting annual repurchase offers, on March 27, 1998, the Fund offered to repurchase up to 5% of the issued and outstanding shares of beneficial interest in the Fund. The repurchase offer expired on April 17, 1998 and the shares were repurchased at the Net Asset Value ("NAV") at the close of regular trading on the New York Stock Exchange on May 1, 1998, less a repurchase fee equal to 1.458% of the NAV per share.

The Fund's transfer agent, Boston EquiServe, indicated that 2,314,502 shares were validly tendered and not withdrawn prior to the expiration of the Fund's repurchase offer. The shares accepted for tender (342,971 shares representing 5%) received cash at a repurchase offer price of $14.19, which was equal to the Fund's net asset value of $14.40 as of May 1, 1998, less the repurchase fee. After the repurchase offer, the Fund has approximately 6.5 million shares outstanding; 342,971 shares were returned to the Fund's Treasury.

6. LINE OF CREDIT
The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1998, the Fund had no loans outstanding.

For the year ended October 31, 1998, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $2,789,474, with a weighted average interest rate of 6.38%. Interest expense for the Fund for the year ended October 31, 1998 was $9,384, and is included in "Other expenses" on the Statement of Operations.

Effective December 14, 1998, sub-advisory and sub-administration responsibility for the Fund was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager and administrator of the Fund. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

7. SUBSEQUENT EVENT (UNAUDITED)
Effective December 14, 1998, sub-advisory responsibility for the Fund was transferred from INVESCO (NY), Inc. to INVESCO Asset Management Ltd., another indirect wholly-owned subsidiary of AMVESCAP PLC. A I M Advisors, Inc. will continue to serve as the manager of the Fund. The transfer will not change the fees paid by A I M Advisors, Inc. for sub-advisory services and will not change the nature of the sub-advisory services provided to the Fund or the personnel providing such services.

8. PROXY RESULTS (UNAUDITED)
The Special Meeting of Shareholders of the G.T. Global Eastern Europe Fund, now known as AIM Eastern Europe Fund (the "Fund"), was held on May 20, 1998 at the Fund's offices, 50 California Street, 26th Floor, San Francisco, California. The meeting was held for the following purposes:

(1) To elect Trustees as follows: William J. Guilfoyle, Arthur C. Patterson, Ruth H. Quigley.

(2) To approve a new Investment Management Contract and Sub-Advisory Contract with respect to each Fund.

(3) To approve changes to the fundamental investment restrictions of the Fund.

(4) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Fund's independent public accountants.

    The results of the proxy solicitation on the above matters were as follows:

                                                                                       VOTES        WITHHELD/
      TRUSTEE/MATTER                                                  VOTES FOR       AGAINST      ABSTENTIONS
      ------------------------------------------------------------  --------------  ------------  -------------
(1)   William J. Guilfoyle........................................       3,852,117           N/A        339,536
      Arthur C. Patterson.........................................       3,854,561           N/A        337,092
      Ruth H. Quigley.............................................       3,855,098           N/A        336,555
(2)(a) Approval of investment management contract..................      2,838,393       507,108        846,152*
(2)(b) Approval of sub-advisory contract...........................      2,821,167       518,423        852,062*
(3)(a) Modification of Fundamental Restriction on Concentration....      2,838,240       256,632      1,096,781*
(3)(b) Modification of Fundamental Restriction on Issuing Senior
       Securities and Borrowing Money.............................       2,838,140       256,632      1,096,781*
(3)(c) Modification of Fundamental Restriction on Making Loans.....      2,838,240       256,632      1,096,781*
(3)(d) Modification of Fundamental Restriction on Underwriting
       Securities.................................................       2,838,240       256,632      1,096,781*
(3)(e) Modification of Fundamental Restriction on Real Estate
       Investments................................................       2,838,140       256,632      1,096,781*
(3)(f) Modification of Fundamental Restriction on Investing in
       Commodities................................................       2,838,240       256,632      1,096,781*
(3)(g) Elimination of Fundamental Restriction on Pledging Assets...      2,837,766       256,632      1,096,781*
(3)(h) Elimination of Fundamental Restriction on Purchasing
       Securities Issued By Other Investment Companies............       2,838,082       256,632      1,096,781*
(3)(i) Elimination of Fundamental Restriction in Investments in
       Oil, Gas and Mineral Leases and Programs...................       2,838,240       256,632      1,096,781*
(3)(j) Elimination of Fundamental Restriction on Investing for the
       Purpose of Control.........................................       2,838,082       256,632      1,096,781*
(3)(k) Elimination of Fundamental Restriction on Selling Securities
       Short......................................................       2,837,508       256,632      1,096,781*
(4)   Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, and the Fund's
       independent public accountants.............................       3,982,890       108,342        100,420

------------------------
   * Includes Broker Non-Votes

------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $19,851,126 as a capital gain dividend for the fiscal year ended October 31, 1998.

EER-AR-1